SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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CenturyTel, Inc.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Consent Solicitation Statement

Consent solicitation relating to outstanding equity units of
CenturyTel, Inc.

(CUSIP Nos. 156700403 (Corporate Units) and 156700502 (Treasury Units))

     In 2002, we issued equity units initially in the form of corporate units, each of which is comprised of an ownership interest in debt securities and a purchase contract. We are now seeking your written consent to amend the settlement terms of the purchase contracts on the terms and conditions described below.

     Currently, subject to certain exceptions, we are obligated to settle the purchase contracts by selling shares of our common stock on May 16, 2005, pursuant to a pricing formula set forth in the purchase contracts. We propose to amend the purchase contracts to enable us to settle the purchase contracts by paying the settlement value in cash, shares of our common stock, or a combination of both. The proposed amendments will not change the applicable pricing formula or materially impact the value of consideration received by consenting holders, and will be inapplicable to non-consenting holders.

     Holders of equity units who consent to our proposed amendments by 5:00 p.m., New York City time, on March           , 2005, will receive a consent fee of $0.0875 cash per $25.00 stated amount of equity units, subject to the terms and conditions described below. We refer to the time and date of this deadline, which we may extend as described below, as the expiration time and expiration date.

     As of the date of this consent solicitation statement, we have outstanding approximately $500 million aggregate stated amount of equity units, most of which are in the form of corporate units and the balance of which are in the form of treasury units. All equity units are represented by global certificates held by The Depository Trust Company. Only DTC participants listed as holders of corporate units or treasury units on the official position listing of DTC as of 5:00 p.m., New York City time, on February ___, 2005, are eligible to consent to the proposed amendments and receive the consent fee. We refer to these qualifying participants as holders, and to this date and time (which we may extend) as the record date. If you are a holder and wish to furnish us with a consent, please properly complete and deliver the enclosed consent letter prior to the expiration time in accordance with the letter’s instructions. If you are not a holder and wish to furnish us with a consent, please refer to the instructions in the enclosed consent letter.

     Each holder who delivers (and does not revoke) a consent prior to the expiration time will be deemed to have agreed to the proposed amendments with respect to any equity units held by it on the record date or any subsequent holder of these units. We refer to all of these holders as consenting holders. We refer to all other holders and their transferees as non-consenting holders. The proposed amendments will not be binding with respect to any equity units held by non-consenting holders, whether or not such amendments become effective. As explained further below, the proposed amendments will not become effective and we will not be obligated to pay consent fees unless, among other things, we timely receive consents from consenting holders with respect to a majority of the purchase contracts.

     Regardless of whether the proposed amendments are implemented, each equity unit will continue to be outstanding and subject to settlement on May 16, 2005 in accordance with all other terms of their applicable governing instruments.

     Although we intend to continue to treat all outstanding equity units as a single series of securities if the proposed amendments are adopted, the equity units of consenting holders will trade under a different CUSIP number and, as described below, under certain circumstances may not trade on the NYSE.

     See “Risk Factors” beginning on page ___of this consent solicitation statement to read about certain factors you should consider before delivering a consent.

     The date of this consent solicitation statement is February  , 2005.

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THE PROPOSED AMENDMENTS

RISK FACTORS

THE CONSENT SOLICITATION

EXPENSES

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

PRINCIPAL EQUITY UNIT HOLDERS

WHERE YOU CAN FIND MORE INFORMATION

INCORPORATION BY REFERENCE

ANNEX A — TEXT OF PROPOSED AMENDMENTS

     Neither we nor Wachovia Bank, National Association, the consent agent for the consent solicitation, makes any recommendation in connection with the consent solicitation. We have not retained any third party to evaluate the fairness of the terms of the proposed amendments. This consent solicitation statement does not constitute an offering or sale of any equity units or any other of our securities.

     We have not authorized anyone to give any information or make any representation that differs from, or adds to, the information in this document or in our documents that are publicly filed with the U.S. Securities and Exchange Commission, or the SEC. Therefore, if anyone does give you different or additional information, you should not rely on it.

     This consent solicitation statement does not constitute a solicitation of consents in any jurisdiction to any person to whom it is unlawful to make such solicitation in such jurisdiction. The delivery of this consent solicitation statement at any time shall not under any circumstances create any implication that the information set forth herein or in the documents incorporated by reference herein is correct any time after the dates hereof or thereof, or that there has been no change in such information or in our affairs since such dates.

THE PROPOSED AMENDMENTS

Purpose

     The purpose of our consent solicitation is to afford us more flexibility in settling the purchase contracts, but without substantially changing any of the basic economic rights of holders. Currently, on May 16, 2005, subject to certain exceptions, each holder must purchase, and we must sell, a fraction of a share of our common stock equal to the settlement rate prescribed by the purchase contracts. As we explain further in the next section, the settlement rate will vary depending upon whether the average per share closing price of our common stock during an upcoming 20 trading day period is above, below or between certain specified trading prices. We have included a table below under the heading “- Economic Effects of the Proposed Amendments” that shows the settlement rates at various assumed trading prices.

     Under the proposed amendments, we would have the option to settle the purchase contracts by paying the settlement value in cash, shares of our common stock, or a combination of both. This increased flexibility will enable us to settle the purchase contracts in a manner that we believe to be in our best interests, but without adversely affecting the holders. If the proposed amendments are adopted, we currently intend to settle each purchase contract held by consenting holders solely in cash, although we reserve the right to act otherwise if circumstances change.

Description of Current Settlement Provisions

     Subject to certain exceptions, each purchase contract currently obligates the holder to purchase, and us to sell, on May 16, 2005, a fraction of a share of the Company’s common stock equal to the “settlement rate.” The settlement rate is calculated as follows:

•	If the “applicable market value” of the Company’s common stock (described below) is equal to or greater than $36 per share, the settlement rate will be 0.6944.

•	If the applicable market value is less than $36 per share but greater than $28.60 per share, the settlement rate will be an amount equal to $25 divided by the “applicable market value.”

•	If the applicable market value is less than or equal to $28.60, the settlement rate will be 0.8741.

The “applicable market value” will be the average of the closing price per share of our common stock on each of the 20 consecutive trading days between April 14, 2005 and May 11, 2005.

Description of Proposed Amendments

     The following chart summarizes the material differences between the current terms of the equity units and the terms of the equity units that we propose to amend. To effect the proposed amendments, we plan to amend the purchase contract agreement under which the equity units were issued by us in May 2002, and the related pledge agreement under which a collateral agent currently holds a portfolio of Treasury securities that secure the obligations of equity unit holders to purchase our common stock on May 16, 2005. The chart and the description of the proposed amendments are qualified in their entirety by reference to (i) the complete text of the proposed amendments set forth in Annex A hereto and (ii) the full and complete terms of the purchase contract agreement, the pledge agreement and the certificates representing the equity units, each of which are exhibits to our Annual Report on Form 10-K for the year ended December 31, 2003 referred to below under “Incorporation by Reference.”

	Current Provisions	Proposed Amended Provisions
Purchase Contract Agreement:

Settlement of Purchase Contracts (§§ 5.1 and 5.5)	On May 16, 2005, we will deliver, with respect to each purchase contract, the number of our shares of common stock equal to the settlement rate.	On May 16, 2005, we will have the option to deliver, with respect to each purchase contract held by consenting holders:

(i) the number of shares of our common

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stock equal to the settlement rate; or (ii) cash in an amount equal to the settlement rate multiplied by the applicable market value; or

(iii) any combination of cash and shares of our common stock with a value equal to the settlement rate multiplied by the applicable market value (with shares being valued at the applicable market value).

(For illustrations of the amounts payable to you under various circumstances, please see the table below under “- Economic Effects of the Proposed Amendments.”)
Pledge Agreement:

Use of Cash Proceeds (§§ 3.1 and 4.6)	Subject to certain limited exceptions, on May 16, 2005, the collateral agent remits to us all cash proceeds available upon maturity of the pledged Treasury portfolio previously held as collateral to secure the holders’ obligations under their purchase contracts.	If we elect to settle the purchase contracts wholly or partially in cash, we may direct our agents to remit the required amount of these cash proceeds to consenting holders.

     Regardless of whether the proposed amendments are implemented, the equity units will continue to be outstanding in accordance with all other terms of the purchase contract agreement and the pledge agreement. If adopted, the proposed amendments will not change the settlement date, the settlement rate or the manner in which the applicable market value will be calculated.

Economic Effects of the Proposed Amendments

     Although approval of the proposed amendments will provide us with additional flexibility to settle the purchase contracts, we do not believe it will materially affect your economic rights.

     The following table is designed to show that all holders will receive equivalent value on May 16, 2005 under their purchase contracts, regardless of whether they deliver or withhold their consent and regardless of whether we elect to pay cash or stock to consenting holders. For illustrative purposes only, the table shows (i) the portion of a share of our common stock currently issuable upon settlement of each purchase contract at various assumed applicable market values and (ii) the amount of cash that we will pay to consenting holders on May 16, 2005 if the proposed amendments are approved and we elect to settle solely in cash all purchase contracts held by consenting holders.

	Settlement Solely in Common Stock		Settlement Solely in Cash
Assumed Applicable	Fraction of a Share
Market	of our Common	Value of Common	Amount of Cash
Value(1)	Stock(2)	Stock Received(3)	Payment(4)
$20.00	0.8741	$17.48	$17.48
25.00	0.8741	21.85	21.85
28.60	0.8741	25.00	25.00
30.00	0.8333	25.00	25.00
35.00	0.7143	25.00	25.00
36.00	0.6944	25.00	25.00
40.00	0.6944	27.78	27.78
45.00	0.6944	31.25	31.25

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(1)	As indicated above, the “applicable market value” equals the average of the closing price per share of our common stock during the 20 trading days between April 14, 2005 and May 11, 2005. We cannot assure you that the actual applicable market value will be within the range of hypothetical applicable market values set forth above, which we provide solely for illustrative purposes and do not intend to represent any prediction of future values.

(2)	These figures are referred to as the “settlement rate” in the purchase contract agreement.

(3)	These values are based upon the assumption that the actual market value of common stock received on May 16, 2005 equals the assumed applicable market value shown in the first column. The actual market value of our common stock on May 16, 2005 may be higher or lower than the applicable market value. See “Risk Factors — Under certain circumstances, if we elect to settle purchase contracts held by consenting holders in cash, consenting holders would receive cash in an amount less than the market value of the stock they would have received if their purchase contracts were settled in stock.”

(4)	These amounts are determined by multiplying the figures in the first two columns.

     On February 15, 2005, our remarketing agents completed the remarketing of our Senior Notes, Series J, due 2007 and used the proceeds to purchase a portfolio of Treasury securities that currently serves as collateral to secure the obligations of corporate unit holders under their purchase contracts on May 16, 2005. If on May 16, 2005 the applicable market value for our stock is more than $28.60 and less than $36.00, then, with respect to each purchase contract held by consenting holders, the proceeds available upon maturity of the pledged Treasury portfolio will equal or closely approximate the amount of cash required to fund any cash payments we elect to make to consenting holders. If on May 16, 2005 the applicable market value is $28.60 or lower, then, with respect to each purchase contract held by consenting holders, we will be entitled to retain the difference between $25 and the amount payable to the consenting holders. On the other hand, if on May 16, 2005 the applicable market value is $36.00 or greater, then, with respect to each purchase contract held by consenting holders, we will be obligated to pay to consenting holders cash in excess of the amount of proceeds available upon maturity of the pledged Treasury portfolio. We anticipate that we would fund these excess payments with cash on hand or borrowings under our credit facility. On February ___, 2005, the last reported sales price of our common stock on the NYSE was $  per share.

Effect of Proposed Amendments on Trading of Equity Units

     Currently, all outstanding equity units are listed for trading on the NYSE under the symbol “CTLPra” using the CUSIP numbers identified on the cover page. If the proposed amendments are adopted, we intend to continue to treat all outstanding equity units as a single series of securities, even though the settlement terms will vary for equity units held by consenting holders and non-consenting holders. To enable us to identify which equity units will be governed by the amended settlement terms, we have applied for and received the following new CUSIP numbers for those equity units to be held by consenting holders: 156700            for corporate units and 156700            for treasury units. The CUSIP numbers appearing on the cover page will remain in effect for all other equity units.

     To enable the equity units to continue to trade on the NYSE following adoption of the proposed amendments, we have filed materials to list the equity units of consenting holders on the NYSE, and indicated our intent to retain our current listing and trading symbol for equity units held by non-consenting holders. Our listing application raises novel issues and cannot be approved until certain minimum listing requirements are met or waived, including a requirement that there be at least 400 consenting holders. Under certain circumstances, the NYSE listing requirements may further require that the equity units of consenting holders trade for at least one year. Although we currently believe that all of the NYSE’s listing requirements will be met or waived, we cannot assure you that the NYSE will approve our listing application in a timely manner or at all. If our listing application is not approved, consenting holders will be unable to trade their equity units on the NYSE between the date we implement the proposed amendments and May 16, 2005. During this period, consenting holders wishing to sell their equity units would be required to do so through privately negotiated transactions or through sales to financial

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intermediaries, if any, who may elect to make a market in the equity units. In the consent letter, we ask you to acknowledge the risks associated with consenting to the proposed amendments, including this NYSE trading risk. To enable holders to make an informed decision on whether to consent to our proposed amendments, we intend to update you on the status of our NYSE application by issuing a press release at least three business days prior to the expiration time.

     For our current listing of equity units to remain in effect after implementation of the proposed amendments, NYSE rules require that there be a minimum of 100 non-consenting holders. Currently, we believe there are approximately                      holders of equity units. Nonetheless, this NYSE requirement will not be met if all or substantially all of the holders consent to our proposed amendments, and thereby leave less than 100 non-consenting holders. If this happens, we will apply to the NYSE for a waiver of this requirement through May 16, 2005. If this waiver is not granted and the NYSE delists the equity units before May 16, 2005, non-consenting holders will be unable to trade their equity units following any such delisting.

     Even if we are successful in listing the equity units held by consenting holders on the NYSE, and in retaining the NYSE listing of equity units held by non-consenting holders, the total amount of listed equity units will be divided into two separate trading groups. This may adversely affect the liquidity of either or both groups of equity units, particularly if the size of one group is materially smaller in relation to the other.

Other Effects of the Proposed Amendments

     Currently under the purchase contracts, we are obligated to sell shares of our common stock for cash, which would decrease our debt to total capitalization ratio. Although we viewed this as being advantageous when we issued the equity units in 2002, our financial position has strengthened since then. This has reduced the attractiveness of issuing new equity, and contributed to our desire to seek the additional flexibility that would be afforded by the proposed amendments. If the proposed amendments are implemented and we settle purchase contracts held by consenting holders partly or wholly in cash, we will forego the receipt of cash proceeds that we would otherwise receive upon issuing stock under the original terms of the purchase contracts and we will therefore not lower our debt to total capitalization ratio as originally envisioned.

     If the proposed amendments are adopted and we elect to settle purchase contracts in cash in whole or in part, consenting holders may purchase shares of our common stock on the open market to cover short positions or acquire shares that they previously anticipated receiving on the settlement date. These purchases may occur during the market valuation period (which will commence on April 14, 2005 and end on May 11, 2005), which could influence the applicable market value.

Miscellaneous

     If the proposed amendments are adopted, we will settle all purchase contracts held by consenting holders in the same manner, and will publicly announce how we intend to settle such purchase contracts no later than April 11, 2005.

     If the proposed amendments are adopted, consenting holders and non-consenting holders would continue to vote together as a single class with respect to any future amendments to the terms of the equity units or purchase contracts, unless the purchase contract agreement otherwise provides.

     We and our affiliates reserve the right to purchase our outstanding equity units in the open market or by private agreements. In the event that the consent solicitation is not completed for any reason, we reserve the right, subject to the requirements of applicable law, to enter into private transactions with holders to settle their purchase contracts on May 16, 2005 on terms that are substantially similar to those contemplated by our consent solicitation. If for any reason all or a substantial number of purchase contracts are settled for stock on May 16, 2005, we currently intend to take alternative steps to mitigate the dilutive effect of these share issuances, including share repurchases on the open market or under accelerated share repurchase programs.

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RISK FACTORS

Before providing a consent, you should carefully consider the following risk factors.

     We may not be able to list on the NYSE equity units held by consenting holders, or to retain the listing on the NYSE of equity units held by non-consenting holders.

     As discussed further above, under “The Proposed Amendments — Effect of Proposed Amendments on Trading of Equity Units,” we have filed materials to list the equity units of consenting holders on the NYSE. We cannot assure you, however, that the NYSE will approve our listing application in a timely manner or at all. If we cannot successfully list the equity units of consenting holders, such holders will be unable to trade their equity units on the NYSE between the date we implement the proposed amendments and May 16, 2005.

     Under the circumstances described under “The Proposed Amendments — Effect of Proposed Amendments on Trading of Equity Units,” certain minimum listing requirements of the NYSE may not be met with respect to the equity units held by non-consenting holders after the proposed amendments are implemented. If such units do not continue to meet such requirements, it is possible that such units could be delisted prior to May 16, 2005. If so, non-consenting holders will be unable to trade their equity units on the NYSE following any such delisting.

     If either consenting or non-consenting holders can no longer trade their equity units on the NYSE, we cannot assure you that any alternative markets will develop in a timely manner or at all.

     Even if our equity units are listed for trading on the NYSE, implementation of our consent solicitation could adversely affect the liquidity of the equity units.

     Currently, all of the approximately $500 million stated amount of outstanding equity units are listed for trading on the NYSE. Even if we are successful in listing the equity units held by consenting holders on the NYSE, and in retaining the listing of equity units held by non-consenting holders, the total amount of listed equity units will be divided into two separate trading groups. This may adversely affect the liquidity of either or both groups of equity units, particularly if the size of one group is materially smaller in relation to the other.

Adoption of the proposed amendments may impact our capital structure.

     As discussed in detail above under “The Proposed Amendments — Description of Current Settlement Provisions” and “- Other Effects of the Proposed Amendments,” we are currently obligated under the purchase contracts to sell shares of our common stock for cash, which would decrease our debt to total capitalization ratio. If the proposed amendments are implemented and we settle purchase contracts held by consenting holders partly or wholly in cash, we will forego the receipt of cash proceeds that we would otherwise receive upon issuing stock under the original terms of the purchase contracts and will therefore not lower our debt to total capitalization ratio as originally envisioned.

     In addition, as discussed under “The Proposed Amendments — Economic Effects of the Proposed Amendments,” our election to settle purchase contracts in cash could under certain circumstances result in us paying cash in excess of the amount of proceeds available upon maturity of the pledged Treasury securities currently held by our collateral agent to secure the obligations of equity unit holders under the purchase contracts.

     Under certain circumstances, if we elect to settle purchase contracts held by consenting holders in cash, consenting holders would have received cash in an amount less than the market value of the stock they would have received if their purchase contracts were settled in stock.

     In stating our belief above that all holders will receive equivalent value on May 16, 2005 under their purchase contracts (regardless of whether they deliver or withhold their consent and regardless of whether we elect to pay cash or stock to consenting holders), we are assuming that the value on May 16, 2005 of any shares of our common stock received by holders would be equal to the applicable market value, which is determined based on average closing prices between April 14, 2005 and May 11, 2005. The actual market value of our common stock on May 16, 2005 may be higher or lower than the applicable market value. If the actual market value of our common stock on May 16, 2005 is higher than the applicable market value, and we elect to settle purchase contracts held by consenting holders in cash, then:

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•	all consenting holders would receive cash in an amount less than the market value on May 16, 2005 of the stock they would have received if they elected to withhold their consent or if we elected to settle their purchase contracts in shares of our common stock, and

•	any consenting holders who choose to use their cash payment from us to acquire our common stock on May 16, 2005 would receive fewer shares of common stock than if they elected to withhold their consent or if we elected to settle their purchase contracts in shares of our common stock.

THE CONSENT SOLICITATION

General

     Immediately following the expiration date, if the payment conditions specified below have been met, we and the purchase contract agent intend to enter into a supplement to the purchase contract agreement, and we and the collateral agent intend to enter into an amendment to the pledge agreement (such supplement and amendment being hereinafter collectively referred to as the “supplements”), which will give effect to the proposed amendments. The text of the proposed amendments is set forth in Annex A to this consent solicitation statement. The supplements will become effective immediately upon the execution and delivery thereof by each of the parties thereto. The proposed amendments constitute a single proposal and a consenting holder must consent to the proposed amendments as an entirety and may not consent selectively.

Consent Fee

     Each holder of equity units who delivers a consent (and does not validly revoke it) prior to the expiration time will be deemed to have agreed to the proposed amendments with respect to any equity units held by it or any subsequent holders thereof. Upon the terms and subject to the conditions included in this consent solicitation statement, if the payment conditions are satisfied or duly waived, then we will pay each consenting holder the consent fee. No interest will be paid on the consent fee. Consent fees will be paid to consenting holders in accordance with the payment instructions indicated on the consent letter submitted by such holder. We expect that consent fees will be paid to consenting holders as soon as practicable after the execution and delivery of the supplements. Holders who do not deliver a consent before the expiration time (or who deliver a consent and validly revoke it before the expiration time), will not be entitled to receive a consent fee, and the proposed amendments, whether or not they become effective, will not be binding on them and their subsequent transferees. No dissenters’ rights will apply with respect to the proposed amendments under applicable law.

Conditions to the Consent Solicitation

     Notwithstanding any other terms of the consent solicitation, the proposed amendments will not become effective and we will not be obligated to pay the consent fee for consents validly delivered hereunder unless (i) we receive, prior to the expiration time, consents from consenting holders with respect to a majority of the purchase contracts outstanding on the record date, excluding any owned by us or our affiliates, (ii) the supplements are duly executed and delivered by the purchase contract agent and the collateral agent, as applicable, and (iii) there is no injunction or other proceeding (pending or threatened) or actual or proposed change in applicable laws or regulations which, if adversely determined or if implemented, would make unlawful or invalid or enjoin the consent solicitation, the execution or effectiveness of the proposed amendments, the payment of the consent fee or any transaction related thereto. We refer to the conditions in (i), (ii) and (iii) above as the “payment conditions.” We may waive any of the payment conditions in our sole discretion for all holders.

Consent Procedures

     Only registered holders as of the record date may execute and deliver a consent letter and give a consent. As of the record date, all of the approximately $500,000,000 aggregate stated amount of outstanding equity units were held of record by DTC or its nominee on behalf of DTC participants. DTC is expected to grant an omnibus proxy authorizing each of these DTC participants to deliver a consent. To cause a consent to be furnished with respect to equity units held through DTC, that DTC participant must complete and sign the consent letter and mail or deliver it to the consent agent at its address or facsimile number set forth on the back cover page of this consent solicitation statement pursuant to the procedures set forth herein and therein.

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     Each beneficial owner of equity units desiring that a consent be furnished with respect to such equity units must instruct the holder of such equity units (the custodian bank, depositary, broker, trust company or other nominee that is the DTC participant with respect to such equity units) as of the record date to execute a consent letter and deliver it to the consent agent on such beneficial owner’s behalf.

     Delivering a consent will not affect a holder’s right to sell or transfer the equity units, although the consent solicitation may have an impact on the trading market for outstanding equity units. See “Risk Factors.” All consents received and not revoked prior to the expiration time will be effective notwithstanding a record transfer of such equity units or change in the DTC participant holding such equity units through DTC subsequent to the record date.

     HOLDERS WHO WISH TO CONSENT SHOULD MAIL, FIRST CLASS POSTAGE PREPAID, HAND DELIVER, SEND BY OVERNIGHT COURIER OR SEND BY FACSIMILE (CONFIRMED BY PHYSICAL DELIVERY) THEIR PROPERLY COMPLETED AND DULY EXECUTED CONSENT LETTERS TO THE CONSENT AGENT AT THE ADDRESS OR FACSIMILE NUMBER SET FORTH ON THE BACK COVER PAGE HEREOF AND ON THE CONSENT LETTER IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH HEREIN AND THEREIN. CONSENT LETTERS SHOULD BE DELIVERED TO THE CONSENT AGENT AND NOT TO US. HOLDERS OF EQUITY UNITS SHOULD NOT TENDER OR DELIVER TO US OR THE CONSENT AGENT EQUITY UNITS AT ANY TIME.

     All consent letters that are properly completed, signed and delivered to the consent agent prior to the expiration time will be given effect in accordance with the specifications thereof.

     Consents by holders must be executed in exactly the same manner as each such holder’s name is registered with DTC. If a consent letter is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity for a holder, such person must so indicate when signing and must submit with the consent letter appropriate evidence of authority to execute the consent letter on behalf of such holder. In addition, if a consent relates to less than the total stated amount of equity units which such holder holds through DTC, the holder must list the stated amount of such equity units to which the consent relates. If no aggregate stated amount of the equity units as to which a consent relates is specified, or neither box on page 4 of the consent letter is checked, but the consent is otherwise properly executed and delivered, the holder will be deemed to have consented with respect to the entire aggregate stated amount of equity units that such holder holds through DTC. By executing and delivering the consent letter, the holder will be deemed to waive any and all requirements under the purchase contract agreement regarding the establishment of the record date, including any requirement that such date be established on or by a specific date or during a specific period prior to the consent solicitation, and will be deemed to have acknowledged the risks described above under “Risk Factors.”

     The registered ownership of the equity units as of the record date by DTC will be confirmed by the purchase contract agent, as registrar of the equity units. The ownership of equity units held through DTC by DTC participants will be established by a DTC security position listing as part of the omnibus proxy expected to be provided by DTC as of the record date. All questions as to the validity, form and eligibility (including time of receipt) regarding the consent procedures will be determined by us in our sole discretion, which determination will be conclusive and binding. We reserve the right to reject any or all consent letters that are not in proper form or the acceptance of which could, in the opinion of us or our counsel, be unlawful. We also reserve the right to waive any defects or irregularities in connection with deliveries of particular consent letters or revocations thereof. Unless waived, any defects or irregularities in connection with deliveries of consent letters must be cured within such time as we determine. None of CenturyTel, the consent agent, any of their respective affiliates or any other person will be under any duty to give any notification of any such defects or irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of consent letters or revocations thereof will not be deemed to have been made until any irregularities of defects therein have been cured or waived. Our interpretation of the terms and conditions of the consent solicitation will be conclusive and binding on all parties. Consents will be binding upon the successors, assigns, heirs and legal representatives of the holders delivering consents and the beneficial owners of equity units relating thereto.

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Termination, Amendments and Extensions

     We reserve the right, in our sole discretion and regardless of whether any or all of the payment conditions have been satisfied, to (i) terminate the consent solicitation or amend, waive or modify any of the terms thereof, including the amount of the consent fee or the record date, at any time prior to the expiration time and for any reason, by giving notice to the consent agent, (ii) extend the consent solicitation at any time or from time to time for any reason and (iii) refrain from extending the consent solicitation beyond the original expiration date or any date to which the consent solicitation has been previously extended. Consents submitted prior to the public announcement of an extension of the consent solicitation as provided below will remain in effect unless validly revoked by the holder granting such consent. In order to extend the expiration date, we will notify the consent agent in writing or orally (promptly confirmed in writing) of any extension and will make a public announcement thereof, each not later than 9:00 a.m., New York City time, on the first business day following the previously scheduled expiration date. We may extend the consent solicitation on a daily basis or for such specified period of time as determined in our sole discretion. Failure by any holder or beneficial owner of the equity units to learn of such public announcement will not affect the extension of the consent solicitation. If we make a material change in the terms of the consent solicitation or if we waive a material condition to the consent solicitation, we will disclose such change or waiver in a public announcement and, if required by applicable law, disseminate additional consent solicitation materials. Without limiting the manner in which we may choose to make any public announcements, we will have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a press release (except as may otherwise be required by applicable law).

Revocation of Consents

     Any consenting holder may revoke its consent by delivering written notice of revocation to the consent agent at any time prior to the expiration time in accordance with the instructions accompanying the consent letter. Any such notice of revocation, to be effective, must be signed by the same holder and in the same manner as the original consent letter. Any revocation will apply to all equity units held by the holder providing such revocation notice unless the holder otherwise expressly indicates in such notice of revocation (in integral multiples of $25 stated value only). Holders who revoke consents will not be eligible to receive the consent fee as to the portion of equity units for which a consent was revoked.

     Revocation of consents may not be rescinded. Properly revoked consents may, however, be re-furnished at any time prior to the expiration time in accordance with the procedures described above under “Consent Procedures.”

     All questions as to the validity of notices of revocation will be determined by us, and our determinations will be final and binding. None of CenturyTel, the consent agent, any of their respective affiliates or any other person will be under any duty to give notification of any defects or irregularities in any notice of revocation or incur any liability for failure to give any such notification.

Consent Agent

     We have retained Wachovia Bank, National Association, as consent agent to receive and examine the consent letters and tabulate the consents delivered thereby. The consent agent is not authorized to solicit any consents. We will pay the consent agent customary fees, reimburse it for certain expenses and indemnify it against certain liabilities. Wachovia Bank, National Association, also acts as the purchase contract agent under the purchase contract agreement.

EXPENSES

     We will bear the expenses of preparing, printing and mailing this consent solicitation statement and related documents. We will also bear all of its legal, accounting and other expenses. In addition to solicitation by the use of mails, consents may be solicited by our officers or employees in person or by telephone or other means of communication. These people will not be separately compensated for such solicitations but may be reimbursed for out-of-pocket expenses incurred by them in connection therewith. In connection with structuring our consent solicitation and delivering this consent solicitation statement to the equity unit holders, we have consulted with J.P. Morgan Securities Inc. and Innisfree M&A Incorporated, and will pay them customary fees for their services (and reimburse them for their reasonable out-of-pocket expenses in connection therewith). As indicated above, we will also pay the consent agent customary fees for its services (and reimburse it for its reasonable out-of-pocket expenses

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in connection therewith). None of our agents, consultants or advisors will be authorized to solicit consents. Arrangements may also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding the consent solicitation statement and related documents to the beneficial owners of equity units held of record by those parties, and we may reimburse these entities for reasonable expenses incurred by them in connection with their participation.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

     The following is a general summary of the material United States federal income tax consequences of the proposed amendments with respect to consenting holders who are U.S. holders (as defined below), including their receipt of consent fees. The following summary is intended for general informational purposes only. This summary is based upon provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury regulations promulgated and proposed thereunder, judicial authority and current administrative rulings and practice, all of which are subject to change, possibly on a retroactive basis. This summary does not purport to address all aspects of United States federal income taxation that may be relevant to particular U.S. holders in light of their individual circumstances or certain types of holders subject to special treatment under the Code, including insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, persons holding the equity units as part of a hedging or constructive sale transaction, straddle, conversion transaction or other integrated transaction, persons that have a functional currency other than the U.S. dollar, investors in pass-through entities or arrangements and persons who are not citizens or residents of the United States or who are non-U.S. corporations, foreign partnerships or foreign estates or trusts. This summary does not discuss any aspect of state, local or foreign taxation or United States federal estate or gift taxation. Accordingly, holders who are considering delivering a consent should consult their own tax advisors regarding the particular United States federal, state, local and foreign income and other tax consequences that would result to them. This discussion assumes that the equity units are held as capital assets within the meaning of Section 1221 of the Code by the holders thereof. No ruling has been or will be requested from the Internal Revenue Service (the “IRS”) regarding the tax consequences of the transactions contemplated hereby.

     There is no authority directly addressing the United States federal income tax consequences of the receipt of the consent fee, the adoption of the proposed amendments or the cash settlement of the purchase contracts pursuant to the proposed amendments, and no assurance can be given that the positions intended to be taken by us, each as described below, will be respected by the IRS or, if challenged, upheld by a court.

     Holders considering consenting to the proposed amendments should consult their own tax advisors concerning the United States federal income tax consequences to them in light of their particular situations, as well as any consequences arising under the laws of any other taxing jurisdiction.

     As used herein, a “U.S. holder” means a beneficial owner of equity units who is, for United States federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust if (a) it is subject to the primary supervision of a court within the United States and one or more United States persons have authority to control all substantial decisions of the trust or (b) it has a valid election in effect under applicable Treasury regulations to be treated as a United States person.

Tax Considerations for U.S. Holders

     Treatment of Consent Fees. Although there is no authority directly addressing the United States federal income tax consequences of the receipt of the consent fees, we intend to treat the consent fees as separate consideration for consenting to the proposed amendments. As a result, such payments will be taxed as ordinary income to consenting holders. Holders are encouraged to consult their own tax advisors as to their particular circumstances.

     Treatment of Adoption of Proposed Amendments. Although there is no authority directly addressing the United States federal income tax consequences of the adoption of the proposed amendments, we intend to take the position that the adoption of the proposed amendments should not result in a deemed exchange of the purchase

9

contracts for new purchase contracts. Holders are encouraged to consult their own tax advisors as to any tax considerations relating to the adoption of the proposed amendments.

     Treatment of Cash Settlement of Purchase Contracts. If the proposed amendments are adopted, we currently intend to settle each purchase contract held by a consenting holder solely in cash, although we reserve the right to act otherwise if circumstances change. The following discussion assumes that we will settle each purchase contract held by a consenting holder solely in cash.

     Although there is no direct authority addressing the United States federal income tax consequences of the cash settlement of the purchase contracts pursuant to the proposed amendments, we intend to treat such cash settlement as a termination of an obligation with respect to a capital asset in the hands of the holder. Under such treatment, any amount received by a consenting holder in excess of $25.00 per equity unit would be treated as gain from the sale or exchange of a capital asset. If the settlement rate is less than $25.00 per equity unit, such shortfall would be treated as a loss from the sale or exchange of a capital asset with respect to consenting holders. Any such gain or loss would be treated as long term capital gain or loss if the purchase contract had been held for more than one year. Long term capital gains of individuals are eligible for preferential tax rates. The ability to deduct capital losses is subject to limitations.

     While we intend to report the cash settlement of purchase contracts in the manner described above, it is possible that the IRS could recharacterize such cash settlement as a deemed issuance to a consenting holder of shares of our common stock followed immediately by a deemed repurchase of such common stock by us. In that event, the deemed repurchase of our common stock would be treated as a sale or exchange by the consenting holder if the requirements of Section 302(b) of the Code were met. If those requirements were not met, the deemed repurchase would be considered a distribution taxable as a dividend to the extent of our current and accumulated earnings and profits. Treatment of the deemed repurchase as a sale or exchange would result in a short term capital gain if the settlement rate exceeded $25.00 per equity unit or a short term capital loss if the settlement rate was less than $25.00 per equity unit.

     U.S. holders of the equity units should note that no ruling has been requested from the IRS regarding the tax consequences of the proposed amendments, including the receipt of consent fees. No assurance can be given that the positions intended to be taken by us, as described above, will be accepted by the IRS or a court. Any different treatment of any of the transactions contemplated hereby could materially affect the character or timing of income, gain or loss recognized with respect to the equity units for United States federal income tax purposes. Any holder who is considering consenting to the proposed amendments should consult his or her tax advisor regarding the United States federal, state, local and foreign income and other tax consequences of the adoption of the proposed amendments, including the receipt of consent fees.

     Holders are encouraged to consult their own tax advisors as to the tax consequences of the settlement of purchase contracts pursuant to the proposed amendments, including a settlement using a combination of cash and our common stock.

Non-Consenting Holders

     Adoption of the proposed amendments will have no United States federal income tax consequences to non-consenting holders.

Information Reporting and Backup Withholding

     In general, information reporting requirements will apply to consent fees paid to U.S. holders other than certain exempt recipients (such as corporations). A U.S. holder may also be subject to backup withholding with respect to the consent fees unless such U.S. holder (i) is a corporation or other exempt recipient and, when required, establishes this exemption or (ii)(a) provides its correct taxpayer identification number (which, in the case of an individual, is his or her social security number), (b) certifies that it is not currently subject to backup withholding and (c) otherwise complies with applicable requirements of the backup withholding rules. A U.S. holder can satisfy these requirements by completing and submitting the IRS Form W-9 that is included in the consent letter. A U.S. holder who does not provide its correct taxpayer identification number may also be subject to penalties imposed by the IRS.

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     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally will be allowed as a credit against a holder’s United States federal income tax liability and, if withholding results in an overpayment of tax, such holder may be entitled to a refund, provided that the required information is furnished to the IRS.

     The foregoing summary is included herein for general information only. Holders of equity units should consult their own tax advisors as to the specific tax consequences to them of the proposed amendments, including the receipt of consent fees.

PRINCIPAL EQUITY UNIT HOLDERS

     None of our directors or executive officers beneficially owned any equity units as of the record date. To our knowledge, based solely on a review of a list of non-objecting holders provided to us, there are no holders that beneficially owned five percent or more of the aggregate stated amount of equity units outstanding as of the record date, other than (i) DB AG Equity Swaps Offshore, which owned 1,809,500 equity units, or approximately 9% of the aggregate stated amount of equity units outstanding, as of the record date, (ii) Capital Research Management, which owned 1,750,000 equity units, or 8.75% of the aggregate stated amount of equity units outstanding, as of the record date, and (iii) Duff & Phelps Investment Management Company, which owned 1,200,000 equity units, or 6% of the aggregate stated amount of equity units outstanding, as of the record date. There may be other 5% holders of whom we are unaware.

WHERE YOU CAN FIND MORE INFORMATION

     We file reports, proxy statements and other information with the SEC. You may read and copy this information at SEC’s Public Reference Room located at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. You may also obtain copies of this information by mail from the public reference section of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, at prescribed rates. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC also maintains a web site that contains reports, proxy statements and other information about issuers, including us, who file electronically. The address of that site is http://www.sec.gov. You can also inspect reports, proxy statements and other information about us at the offices of The New York Stock Exchange, Inc., located at 20 Broad Street, New York, New York.

INCORPORATION BY REFERENCE

     We incorporate certain information by reference into this document, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this document, except for any information that is superseded by information that is included directly in this document. The incorporated documents are:

•	Our Annual Report on Form 10-K for the year ended December 31, 2003, portions of which have been amended by our Current Report on Form 8-K filed on January 26, 2005 (listed below);

•	Our Quarterly Report on Form 10-Q for the quarter ended March 31, 2004;

•	Our Quarterly Report on Form 10-Q for the quarter ended June 30, 2004;

•	Our Quarterly Report on Form 10-Q for the quarter ended September 30, 2004;

•	Our Current Reports on Form 8-K filed on January 29, 2004, February 4, 2004, April 29, 2004, July 29, 2004, August 27, 2004, September 21, 2004, October 28, 2004, January 26, 2005, February 3, 2005 and February 15, 2005 (excluding all portions of such reports that were furnished);

•	Our Proxy Statement for the Annual Meeting of Shareholders held on May 6, 2004, filed with the SEC on March 29, 2004; and

•	Our additional proxy materials filed on April 21, 2004.

     All documents filed by us with the SEC pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date hereof and prior to the expiration time will be deemed to be incorporated by reference into this

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document from the date of filing. Any statement contained in a document incorporated or deemed to be incorporated by reference herein will be deemed to be modified or superseded to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

     We will provide, without charge, to each person, including any beneficial owner to whom this document has been delivered, upon the written or oral request of such person, a copy of any and all of the documents referred to above that have been or may be incorporated by reference herein other than exhibits to such documents (unless such exhibits are specifically incorporated by reference herein). Requests for such copies should be directed to: CenturyTel, Inc., 100 CenturyTel Drive, Monroe, Louisiana 71203, Telephone No.: (318) 388-9000, Attention: Treasury Department.

     Any questions or requests for assistance, including any requests for additional copies of this consent solicitation statement or the consent letter, may be directed to us at our telephone number and address listed above. You may also contact the consent agent or your broker-dealer, commercial bank, trust company or other nominee holder of equity units for assistance concerning this consent solicitation. The consent letter and any other required documents should be sent by each holder or its nominee to the consent agent.

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ANNEX A

Proposed Amendments to Purchase Contract Agreement
and
Pledge Agreement

     Set forth below are excerpts from the form of the First Supplemental Purchase Contract Agreement and the form of the First Amendment to Pledge Agreement, which in each case are intended to affect the Proposed Amendments. Proposed additions to existing provisions are shown as underscored text and proposed deletions are shown as strike-through text.

1.   Purchase Contract Agreement:

     (a.)   The following is hereby included in Section 1.1 between the definitions of “Company” and “Contract Adjustment Payments”:

“Company Cash Settlement” has the meaning specified in Section 5.1.

“Consenting Holders” has the meaning specified in Section 5.1.

     (b.)   The following is hereby included in Section 1.1 between the definitions of “Issuer Order” and “Merger Early Settlement”:

“Market Valuation Period” has the meaning specified in Section 5.1.

     (c.)   The definition of “Purchase Contract” contained in Section 1.1 is hereby amended and restated to read in its entirety as follows:

       “Purchase Contract,” when used with respect to any Security, means the contract forming part of such Security and obligating the Company to (i) sell, and the Holder of such Security to Purchase, Common Stock (except as otherwise provided in Article V in the event that the Company elects to effect a Company Cash Settlement) and (ii) pay the Holder the Contract Adjustment Payments, if any, on the terms and subject to the conditions set forth in Article V hereof.

     (d.)   The first paragraph of Section 5.1 of the Purchase Contract Agreement is hereby amended and restated in its entirety to read as follows:

       Subject to the terms and conditions of this Article V, each Purchase Contract shall, unless with respect to such contract an Early Settlement has occurred in accordance with Section 5.9 hereof, or a Merger Early Settlement has occurred in accordance with Section 5.10 hereof, or the Company elects a Company Cash Settlement in accordance with this Section 5.1, obligate the Holder of the related Security to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the “Purchase Price”), a number of newly issued shares of Common Stock equal to the Settlement Rate unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to a Security of which such Purchase Contract is a part. The “Settlement Rate” is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $36.00 (the “Threshold Appreciation Price”), 0.6944 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $28.60, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to $28.60, 0.8741 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in Section 5.6 (and in each case rounded upward or downward to the nearest 1/10,000th of a share). Notwithstanding the foregoing provisions of this Section 5.1, the Company may elect (any such election, a “Company Cash Settlement”): (i) in lieu of selling any shares of Common Stock required to be sold under each Purchase Contract, to pay or cause to be paid in respect of each Purchase Contract an amount in cash, without

A-1

interest, equal to the product of the Settlement Rate and the Applicable Market Value, or (ii) to sell any portion of the shares of Common Stock required to be sold under each Purchase Contract and, in lieu of selling the remaining portion of such shares, pay or cause to be paid an amount in cash, without interest, that causes the aggregate value of such shares (valued at the Applicable Market Value) and such cash to equal the product of the Settlement Rate and the Applicable Market Value; provided, however, that the Company may elect to effect a Company Cash Settlement solely with respect to Purchase Contracts as to which the Holder thereof (as of a record date selected by the Company) shall have personally consented to granting the Company such right (such Holders and their transferees hereinafter being referred to as “Consenting Holders”); provided, further, that if the Company elects to effect any Company Cash Settlement in whole or in part, then it shall treat all Consenting Holders in the same manner with respect thereto. At least three Business Days prior to the first day of the Market Valuation Period, the Company shall notify the Agent and the Collateral Agent of its election to effect any Company Cash Settlement and the portion of shares of Common Stock per Purchase Contract that the Company desires to settle in cash pursuant thereto, and, contemporaneously therewith, shall so notify the Holders by issuance of a press release on a nationally recognized news service. As provided in Section 5.11, no fractional shares of Common Stock will be issued upon settlement of Purchase Contracts.

     (e.)   The first sentence of the second paragraph of Section 5.1 of the Purchase Contract Agreement is hereby amended and restated in its entirety to read as follows:

       The “Applicable Market Value” means (i) the average of the Closing Price per shares of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date (the “Market Valuation Period”), (ii) in the case of a Merger Early Settlement, the Closing Price on the third Trading Day immediately preceding the Cash Merger Date, or (iii) for purposes of determining cash payable in lieu of fractional shares in connection with an Early Settlement, the Closing Price on the third Trading Day immediately preceding the relevant Early settlement date.

     (f.)   The first sentence of Section 5.4(a) of the Purchase Contract Agreement is hereby amended and restated in its entirety to read as follows:

       (a)   Unless a Tax Event Redemption, Successful Initial Remarketing, Successful Second Remarketing, Successful Third Remarketing, Termination Event, Early Settlement or Merger Early Settlement has occurred, or unless the Company has elected to effect a Company Cash Settlement, each Holder of a Corporate Unit may pay in cash (“Cash Settlement”) the Purchase Price for the shares of Common Stock to be purchased pursuant to a Purchase Contract if such Holder notifies the Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to make a Cash Settlement and delivers the Certificate evidencing such Corporate Unit to the Agent at the Corporate Trust Office or the New York Office duly endorsed for transfer to the Company or in blank.

     (g.)   The second sentence of Section 5.4(d) is hereby amended and restated in its entirety to read as follows:

Upon receipt of such Proceeds, the Collateral Agent will pay the Proceeds to, or upon the order of, the Company on the Purchase Contract Settlement Date in accordance with the terms of this Agreement and the Pledge Agreement.

     (h.)   Section 5.5 is hereby amended and restated in its entirety to read as follows:

       Section 5.5     Settlement of Purchase Contracts.

       Unless a Termination Event or an Early Settlement or a Merger Early Settlement shall have occurred, on the Purchase Contract Settlement Date, upon its receipt of payment in full of the Purchase Price for the Shares of Common Stock purchased by the Holders pursuant to the foregoing provision of this Article V and subject to Section 5.6(b), the Company shall issue and deposit with the Agent, for the benefit of the Holders of the Outstanding Securities, one or more certificates representing freely-tradable, newly

A-2

issued shares of Common Stock registered in the name of the Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which both a record date and payment date for such dividend or distribution has occurred on or after the Purchase Contract Settlement Date, being hereinafter referred to as the “Purchase Contract Settlement Fund”) to which the Holders are entitled hereunder. Notwithstanding the foregoing, if the Company elects to effect a Company Cash Settlement pursuant to Section 5.1 with respect to all or a portion of the shares of Common Stock that the Company would otherwise be required to sell pursuant to Section 5.1 in settlement of the outstanding Purchase Contracts, (i) the Company may direct the Collateral Agent to remit to the Agent, for the benefit of the Holders of the Outstanding Securities, from the Available Proceeds (as defined in the Pledge Agreement) an amount in cash equal to the Applicable Market Value multiplied by the Settlement Rate for each share of Common Stock (or portion thereof) with respect to which the Company has elected to effect a Company Cash Settlement, (ii) if the Available Proceeds are insufficient to satisfy the Company’s obligations in respect of such Company Cash Settlement, the Company shall remit to the Agent an amount in cash that, together with the Available Proceeds, is sufficient to satisfy the Company’s obligations with respect to such Company Cash Settlement and (iii) the Agent will, for the benefit of the Holders of the Outstanding Securities, hold all such cash in the Purchase Contract Settlement Fund. Subject to the foregoing, upon surrender of a Certificate to the Agent on or after the Purchase Contract Settlement Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefore (a) a certificate representing that number of whole shares of Common Stock that such Holder is entitled to receive pursuant to the provisions of this Article V (after taking into account all Securities then held by such Holder and any election of the Company to effect a Company Cash Settlement with respect to all or a portion of the shares of Common Stock that the Company would otherwise be required to sell pursuant to Section 5.1), (b) the amount of cash, if any, that such Holder is entitled to receive pursuant the provisions of this Article V if the Company elects a Company Cash Settlement in accordance with Section 5.1, (c) cash in lieu of fractional shares as provided in Section 5.11 and (d) any dividends or distributions with respect to such shares constituting a part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. ~~Such~~ Any such            shares shall be registered in the name of the Holder or the Holder’s designee as specified in the settlement instructions provided by the Holder to the Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

     (i.)   The following shall be added at the end of Article V as Section 5.13: Section 5.13 References to Settlement with Common Stock.

       For the avoidance of doubt, any provision of this Agreement or the form of any Securities which references the delivery or issuance of shares of Common Stock pursuant to Article V of this Agreement shall be inapplicable to the extent, and only to the extent, such provision relates to the issuance of shares of Common Stock with respect to which the Company has elected in whole or in part to effect a Company Cash Settlement.

     (j.)   Clause (2) of Section 6.1 is hereby amended and restated in its entirety to read as follows:

(2) and (subject to the occurrence of a Termination Event and subject to the Company’s right to effect a Company Cash Settlement in accordance with Section 5.1 with respect to all or a portion of the shares of Common Stock that the Company would otherwise be required to issue and sell hereunder) to purchase Common Stock pursuant to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such payment and the right to purchase Common Stock, and such rights shall not be impaired without the consent of such Holder.

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2.    Pledge Agreement:

     (a.)   The following is hereby included in Section 1.1 of the Pledge Agreement between the definitions of “Agreement” and “Cash”:

       “Available Proceeds” has the meaning specified in Section 3.1(iii).

     (b.)   Section 3.1(iii) of the Pledge Agreement is hereby amended and restated in its entirety to read as follows:

       (iii)   in the case of payments of Proceeds of any Pledged Senior Notes or the appropriate Pledged Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, or the Proceeds of any Pledged Treasury Securities (collectively, the “Available Proceeds”), to the Company on the Purchase Contract Settlement Date to the extent of the Purchase Price (or such equal or lesser amount as may be directed by the Company in the event that the Company elects a Company Cash Settlement with respect to all or a portion of the shares of Common Stock that the Company would otherwise be required to sell pursuant to the Purchase Contract Agreement) in accordance with the procedures set forth in Section 4.6(a) or 4.6(b) hereof, in full satisfaction of the respective obligations of the Holders under the related Purchase Contracts and, to the extent such Available Proceeds exceed the Purchase Price (or such equal or lesser amount indicated above), to the Purchase Contract Agent for the benefit of the Holders; provided, however, that if the Company elects a Company Cash Settlement and the Applicable Market Value is less than or equal to $28.60, no Consenting Holder shall be entitled to cash payments in excess of the amounts payable in respect of each Purchase Contract held by such Holder under Section 5.1 of the Purchase Contract Agreement, and the Company shall be entitled to receive and retain in respect of each such Purchase Contract the difference between the Stated Value and such amount payable to such Consenting Holder thereunder (adjusted pro rata in the event that any Company Cash Settlement in respect of a Purchase Contract is for less than all of the shares of Common Stock that the Company would otherwise be required to sell pursuant to the Purchase Contract Agreement).

     (c.)   The final three sentences of Section 4.6(a) of the Pledge Agreement are hereby amended and restated in their entirety as follows:

On the Purchase Contract Settlement Date, in accordance with Section 3.1(iii), the Collateral Agent shall apply that portion of the Proceeds from such remarketing equal to (A) ~~the aggregate Value of such remarketed Pledged Senior Notes~~ such amount as required to satisfy in full the obligations of such Holders of Corporate Units to pay the Purchase Price to purchase the Common Stock under the related Purchase Contracts and (B) such amount as required to satisfy in full the obligations of such Holders of Corporate Units to pay the Purchase Price to purchase the Common Stock under those related Purchase Contracts, if any, as to which the Company elects to effect a Company Cash Settlement with respect to some or all of the shares of Common Stock that the Company would otherwise be required to sell pursuant to Section 5.1 of the Purchase Contract Agreement. ~~The~~ On the Purchase Contract Settlement Date, the Collateral Agent shall remit the remaining portion of such Proceeds, if any, ~~shall be remitted by the Collateral Agent~~ to the Purchase Contract Agent for payment to the Holders, subject to the proviso set forth in Section 3.1(iii). If the Remarketing Agent Advises the Collateral Agent in writing that it cannot remarket the related Pledged Senior Notes of such Holders of Corporate Units at a price equal to or greater than 100% of the aggregate Value of such Pledged Senior Notes or if the remarketing shall not have occurred because a condition precedent to the remarketing shall not have been fulfilled, thus resulting in a Failed Final Remarketing and an event of default under the Purchase Contract Agreement and hereunder, the Collateral Agent, for the benefit of the Company will, at the written direction of the Company, retain or dispose of the Pledged Senior Notes in accordance with applicable law and any such disposition or retention shall be deemed to be satisfaction in full of any such Holder’s obligation under the Purchase Contracts held by it (provided, in the event that the Company elects to effect a Company Cash Settlement, that the Company fully performs its obligations under the Purchase Contract Agreement) ~~to pay the Purchase Price for the Common Stock~~.

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     (d.)   The third sentence of the first paragraph of Section 4.6(b) is hereby amended and restated in its entirety as follows:

Except as otherwise specified by Section 4.6(a) in connection with any election by the Company to effect a Company Cash Settlement, the Collateral Agent shall apply the Available Proceeds ~~of the related Pledged Treasury Securities or appropriate Pledged Applicable Ownership Interest (as defined in clause A of the definition of such term) of the Treasury Portfolio~~ (or such equal or lesser amount as may be required in accordance with the Company’s instructions if the Company elects a Company Cash Settlement with respect to all or a portion of the shares of Common Stock that the Company would otherwise be required to sell pursuant to Section 5.1 of the Purchase Contract Agreement) to the settlement of such Purchase Contracts on the Purchase Contract Settlement Date, whether or not the Collateral Agent receives an instruction from any Holder of Treasury Units or Corporate Units, to so apply such Proceeds.

     (e.)   The second paragraph of Section 4.6(b) is hereby amended and restated in its entirety as follows:

       In the event that the sum of the Available Proceeds ~~from the related Pledged Treasury Securities or appropriate Pledged Applicable Ownership Interest (as defined in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be~~, and the investment earnings from the investment in overnight Permitted Investments is in excess of the aggregate Purchase Price of the Purchase Contracts being settled thereby (or such equal or lesser amount as may be required in accordance with the Company’s instructions if the Company elects a Company Cash Settlement with respect to all or a portion of the shares of Common Stock that the Company would otherwise be required to sell pursuant to Section 5.1 of the Purchase Contract Agreement), the Collateral Agent shall remit such excess, when received, to the Purchase Contract Agent for the benefit of the Holders, subject to the proviso set forth in Section 3.1(iii).

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The Consent Agent for the Consent Solicitation is:

Wachovia Bank, National Association
Corporate Actions — NC 1153
1525 West W. T. Harris Blvd., 3C3
Charlotte, NC 28262-8522
Telephone: (704) 590-7623
Attention: Michelle Lee

ANNEX A

Proposed Amendments to Purchase Contract Agreement
and
Pledge Agreement

     Set forth below are excerpts from the form of the First Supplemental Purchase Contract Agreement and the form of the First Amendment to Pledge Agreement, which in each case are intended to affect the Proposed Amendments. Proposed additions to existing provisions are shown as underscored text and proposed deletions are shown as strike-through text.

1.	Purchase Contract Agreement:

     (a.) The following is hereby included in Section 1.1 between the definitions of “Company” and “Contract Adjustment Payments”:

     “Company Cash Settlement” has the meaning specified in Section 5.1.

     “Consenting Holders” has the meaning specified in Section 5.1.

     (b.) The following is hereby included in Section 1.1 between the definitions of “Issuer Order” and “Merger Early Settlement”:

     “Market Valuation Period” has the meaning specified in Section 5.1.

     (c.) The definition of “Purchase Contract” contained in Section 1.1 is hereby amended and restated to read in its entirety as follows:

     “Purchase Contract,” when used with respect to any Security, means the contract forming part of such Security and obligating the Company to (i) sell, and the Holder of such Security to Purchase, Common Stock (except as otherwise provided in Article V in the event that the Company elects to effect a Company Cash Settlement) and (ii) pay the Holder the Contract Adjustment Payments, if any, on the terms and subject to the conditions set forth in Article V hereof.

     (d.) The first paragraph of Section 5.1 of the Purchase Contract Agreement is hereby amended and restated in its entirety to read as follows:

     Subject to the terms and conditions of this Article V, each Purchase Contract shall, unless with respect to such contract an Early Settlement has occurred in accordance with Section 5.9 hereof, ~~or~~ a Merger Early Settlement has occurred in accordance with Section 5.10 hereof, or the Company elects a Company Cash Settlement in accordance with this Section 5.1, obligate the Holder of the related Security to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the “Purchase Price”), a number of newly issued shares of Common Stock equal to the Settlement Rate unless, on or prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to a Security of which such Purchase Contract is a part. The “Settlement Rate” is equal to (a) if the Applicable Market Value (as defined below) is equal to or greater than $36.00 (the “Threshold Appreciation Price”), 0.6944 shares of Common Stock per Purchase Contract, (b) if the Applicable Market Value is less than the Threshold Appreciation Price but is greater than $28.60, the number of shares of Common Stock per Purchase Contract equal to the Stated Amount divided by the Applicable Market Value and (c) if the Applicable Market Value is less than or equal to $28.60, 0.8741 shares of Common Stock per Purchase Contract, in each case subject to adjustment as provided in Section 5.6 (and in each case rounded upward or downward to the nearest 1/10,000th of a share). Notwithstanding the foregoing provisions of this Section 5.1, the Company may elect (any such election, a “Company Cash Settlement”): (i) in lieu of selling any shares of Common Stock required to be sold under each Purchase Contract, to pay or cause to be paid in respect of each Purchase Contract an amount in cash, without interest, equal to the product of the Settlement Rate and the Applicable Market Value, or (ii) to sell any portion of the shares of Common Stock required to be sold under each Purchase Contract and, in lieu of selling the remaining portion of such shares, pay or cause to be paid an amount in cash, without interest, that causes the aggregate value of such shares (valued at the Applicable Market Value) and such cash to equal the product of the Settlement Rate and the Applicable Market Value; provided, however, that the Company may elect to effect a Company Cash Settlement solely with respect to Purchase Contracts as to which the Holder thereof (as of a record date selected by the Company) shall have personally consented to granting the Company such right (such Holders and their transferees hereinafter being referred to as “Consenting Holders”); provided, further, that if the Company elects to effect any Company Cash Settlement in whole or in part, then it shall treat all Consenting Holders in the same manner with respect thereto. At least three Business Days prior to the first day of the Market Valuation Period, the Company shall notify the Agent and the Collateral Agent of its election to effect any Company Cash Settlement and the portion of shares of Common Stock per Purchase Contract that the Company desires to settle in cash pursuant thereto, and, contemporaneously therewith, shall so notify the Holders by issuance of a press release on a nationally recognized news service. As provided in Section 5.11, no fractional shares of Common Stock will be issued upon settlement of Purchase Contracts.

     (e.) The first sentence of the second paragraph of Section 5.1 of the Purchase Contract Agreement is hereby amended and restated in its entirety to read as follows:

     The “Applicable Market Value” means (i) the average of the Closing Price per shares of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date (the “Market Valuation Period”), (ii) in the case of a Merger Early Settlement, the Closing Price on the third Trading Day immediately preceding the Cash Merger Date, or (iii) for purposes of determining cash payable in lieu of fractional shares in connection with an Early Settlement, the Closing Price on the third Trading Day immediately preceding the relevant Early Settlement Date.

     (f.) The first sentence of Section 5.4(a) of the Purchase Contract Agreement is hereby amended and restated in its entirety to read as follows:

     (a) Unless a Tax Event Redemption, Successful Initial Remarketing, Successful Second Remarketing, Successful Third Remarketing, Termination Event, Early Settlement or Merger Early Settlement has occurred, or unless the Company has elected to effect a Company Cash Settlement, each Holder of a Corporate Unit may pay in cash (“Cash Settlement”) the Purchase Price for the shares of Common Stock to be purchased pursuant to a Purchase Contract if such Holder notifies the Agent by use of a notice in substantially the form of Exhibit E hereto of its intention to make a Cash Settlement and delivers the Certificate evidencing such Corporate Unit to the Agent at the Corporate Trust Office or the New York Office duly endorsed for transfer to the Company or in blank.

     (g.) The second sentence of Section 5.4(d) is hereby amended and restated in its entirety to read as follows:

Upon receipt of such Proceeds, the Collateral Agent will pay the Proceeds to, or upon the order of, the Company on the Purchase Contract Settlement Date in accordance with the terms of this Agreement and the Pledge Agreement.

     (h.) Section 5.5 is hereby amended and restated in its entirety to read as follows:

     Section 5.5 Settlement of Purchase Contracts.

     Unless a Termination Event or an Early Settlement or a Merger Early Settlement shall have occurred, on the Purchase Contract Settlement Date, upon its receipt of payment in full of the Purchase Price for the Shares of Common Stock purchased by the Holders pursuant to the foregoing provision of this Article V and subject to Section 5.6(b), the Company shall issue and deposit with the Agent, for the benefit of the Holders of the Outstanding Securities, one or more certificates representing freely-tradable, newly issued shares of Common Stock registered in the name of the Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which both a record date and payment date for such dividend or distribution has occurred on or after the Purchase Contract Settlement Date, being hereinafter referred to as the “Purchase Contract Settlement Fund”) to which the Holders are entitled hereunder. Notwithstanding the foregoing, if the Company elects to effect a Company Cash Settlement pursuant to Section 5.1 with respect to all or a portion of the shares of Common Stock that the Company would otherwise be required to sell pursuant to Section 5.1 in settlement of the outstanding Purchase Contracts, (i) the Company may direct the Collateral Agent to remit to the Agent, for the benefit of the Holders of the Outstanding Securities, from the Available Proceeds (as defined in the Pledge Agreement) an amount in cash equal to the Applicable Market Value multiplied by the Settlement Rate for each share of Common Stock (or portion thereof) with respect to which the Company has elected to effect a Company Cash Settlement, (ii) if the Available Proceeds are insufficient to satisfy the Company’s obligations in respect of such Company Cash Settlement, the Company shall remit to the Agent an amount in cash that, together with the Available Proceeds, is sufficient to satisfy the Company’s obligations with respect to such Company Cash Settlement and (iii) the Agent will, for the benefit of the Holders of the Outstanding Securities, hold all such cash in the Purchase Contract Settlement Fund. Subject to the foregoing, upon surrender of a Certificate to the Agent on or after the Purchase Contract Settlement Date, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive in exchange therefore (a) a certificate representing that number of whole shares of Common Stock that such Holder is entitled to receive pursuant to the provisions of this Article V (after taking into account all Securities then held by such Holder and any election of the Company to effect a Company Cash Settlement with respect to all or a portion of the shares of Common Stock that the Company would otherwise be required to sell pursuant to Section 5.1), (b) the amount of cash, if any, that such Holder is entitled to receive pursuant the provisions of this Article V if the Company elects a Company Cash Settlement in accordance with Section 5.1, (c) cash in lieu of fractional shares as provided in Section 5.11 and (d) any dividends or distributions with respect to such shares constituting a part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. ~~Such~~ Any such shares shall be registered in the name of the Holder or the Holder’s designee as specified in the settlement instructions provided by the Holder to the Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

     (i.) The following shall be added at the end of Article V as Section 5.13:

     Section 5.13 References to Settlement with Common Stock.

     For the avoidance of doubt, any provision of this Agreement or the form of any Securities which references the delivery or issuance of shares of Common Stock pursuant to Article V of this Agreement shall be inapplicable to the extent, and only to the extent, such provision relates to the issuance of shares of Common Stock with respect to which the Company has elected in whole or in part to effect a Company Cash Settlement.

     (j.) Clause (2) of Section 6.1 is hereby amended and restated in its entirety to read as follows:

(2) and (subject to the occurrence of a Termination Event and subject to the Company’s right to effect a Company Cash Settlement in accordance with Section 5.1 with respect to all or a portion of the shares of Common Stock that the Company would otherwise be required to issue and sell hereunder) to purchase Common Stock pursuant to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such payment and the right to purchase Common Stock, and such rights shall not be impaired without the consent of such Holder.

2. Pledge Agreement:

     (a.) The following is hereby included in Section 1.1 of the Pledge Agreement between the definitions of “Agreement” and “Cash”:

     “Available Proceeds” has the meaning specified in Section 3.1(iii).

     (b.) Section 3.1(iii) of the Pledge Agreement is hereby amended and restated in its entirety to read as follows:

     (iii) in the case of payments of Proceeds of any Pledged Senior Notes or the appropriate Pledged Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, or the Proceeds of any Pledged Treasury Securities (collectively, the “Available Proceeds”), to the Company on the Purchase Contract Settlement Date to the extent of the Purchase Price (or such equal or lesser amount as may be directed by the Company in the event that the Company elects a Company Cash Settlement with respect to all or a portion of the shares of Common Stock that the Company would otherwise be required to sell pursuant to the Purchase Contract Agreement) in accordance with the procedures set forth in Section 4.6(a) or 4.6(b) hereof, in full satisfaction of the respective obligations of the Holders under the related Purchase Contracts and, to the extent such Available Proceeds exceed the Purchase Price (or such equal or lesser amount indicated above), to the Purchase Contract Agent for the benefit of the Holders; provided, however, that if the Company elects a Company Cash Settlement and the Applicable Market Value is less than or equal to $28.60, no Consenting Holder shall be entitled to cash payments in excess of the amounts payable in respect of each Purchase Contract held by such Holder under Section 5.1 of the Purchase Contract Agreement, and the Company shall be entitled to receive and retain in respect of each such Purchase Contract the difference between the Stated Value and such amount payable to such Consenting Holder thereunder (adjusted pro rata in the event that any Company Cash Settlement in respect of a Purchase Contract is for less than all of the shares of Common Stock that the Company would otherwise be required to sell pursuant to the Purchase Contract Agreement).

     (c.) The final three sentences of Section 4.6(a) of the Pledge Agreement are hereby amended and restated in their entirety as follows:

On the Purchase Contract Settlement Date, in accordance with Section 3.1(iii), the Collateral Agent shall apply that portion of the Proceeds from such remarketing equal to (A) ~~the aggregate Value of such remarketed Pledged Senior Notes~~ such amount as required to satisfy in full the obligations of such Holders of Corporate Units to pay the Purchase Price to purchase the Common Stock under the related Purchase Contracts and (B) such amount as required to satisfy in full the obligations of such Holders of Corporate Units to pay the Purchase Price to purchase the Common Stock under those related Purchase Contracts, if any, as to which the Company elects to effect a Company Cash Settlement with respect to some or all of the shares of Common Stock that the Company would otherwise be required to sell pursuant to Section 5.1 of the Purchase Contract Agreement. ~~The~~ On the Purchase Contract Settlement Date, the Collateral Agent shall remit the remaining portion of such Proceeds, if any, ~~shall be remitted by the Collateral Agent~~ to the Purchase Contract Agent for payment to the Holders, subject to the proviso set forth in Section 3.1(iii). If the Remarketing Agent Advises the Collateral Agent in writing that it cannot remarket the related Pledged Senior Notes of such Holders of Corporate Units at a price equal to or greater than 100% of the aggregate Value of such Pledged Senior Notes or if the remarketing shall not have occurred because a condition precedent to the remarketing shall not have been fulfilled, thus resulting in a Failed Final Remarketing and an event of default under the Purchase Contract Agreement and hereunder, the Collateral Agent, for the benefit of the Company will, at the written direction of the Company, retain or dispose of the Pledged Senior Notes in accordance with applicable law and any such disposition or retention shall be deemed to be satisfaction in full of any such Holder’s obligation under the Purchase Contracts held by it (provided, in the event that the Company elects to effect a Company Cash Settlement, that the Company fully performs its obligations under the Purchase Contract Agreement) ~~to pay the Purchase Price for the Common Stock~~.

     (d.) The third sentence of the first paragraph of Section 4.6(b) is hereby amended and restated in its entirety as follows:

Except as otherwise specified by Section 4.6(a) in connection with any election by the Company to effect a Company Cash Settlement, the Collateral Agent shall apply the Available Proceeds ~~of the related Pledged Treasury Securities or appropriate Pledged Applicable Ownership Interest (as defined in clause A of the definition of such term) of the Treasury Portfolio~~ (or such equal or lesser amount as may be required in accordance with the Company’s instructions if the Company elects a Company Cash Settlement with respect to all or a portion of the shares of Common Stock that the Company would otherwise be required to sell pursuant to Section 5.1 of the Purchase Contract Agreement) to the settlement of such Purchase Contracts on the Purchase Contract Settlement Date, whether or not the Collateral Agent receives an instruction from any Holder of Treasury Units or Corporate Units, to so apply such Proceeds.

     (e.) The second paragraph of Section 4.6(b) is hereby amended and restated in its entirety as follows:

     In the event that the sum of the Available Proceeds ~~from the related Pledged Treasury Securities or appropriate Pledged Applicable Ownership Interest (as defined in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be,~~ and the investment earnings from the investment in overnight Permitted Investments is in excess of the aggregate Purchase Price of the Purchase Contracts being settled thereby (or such equal or lesser amount as may be required in accordance with the Company’s instructions if the Company elects a Company Cash Settlement with respect to all or a portion of the shares of Common Stock that the Company would otherwise be required to sell pursuant to Section 5.1 of the Purchase Contract Agreement), the Collateral Agent shall remit such excess, when received, to the Purchase Contract Agent for the benefit of the Holders, subject to the proviso set forth in Section 3.1(iii).

The Consent Agent for the Consent Solicitation is:

Wachovia Bank, National Association
Corporate Actions — NC 1153
1525 West W. T. Harris Blvd., 3C3
Charlotte, NC 28262-8522
Telephone: (704) 590-7623
Attention: Michelle Lee

THE CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON MARCH       , 2005 (AS SUCH DATE AND TIME MAY BE EXTENDED, THE “EXPIRATION DATE”). IF YOU BENEFICIALLY OWN EQUITY UNITS, PLEASE CONTACT YOUR CUSTODIAN BANK, DEPOSITARY, BROKER, TRUST COMPANY OR OTHER NOMINEE THAT IS THE DTC PARTICIPANT WITH RESPECT TO YOUR EQUITY UNITS TO CONFIRM THE DEADLINE FOR DELIVERY SO THAT YOUR INSTRUCTIONS MAY BE PROCESSED IN A TIMELY MANNER BY YOUR DTC PARTICIPANT. IF YOUR COMPLETED INSTRUCTIONS ARE NOT RECEIVED IN A TIMELY MANNER BY YOUR DTC PARTICIPANT SO AS TO ENABLE THE HOLDER OF YOUR EQUITY UNITS TO TIMELY DELIVER A CONSENT, OR IF FOR ANY OTHER REASON A CONSENT WITH RESPECT TO YOUR EQUITY UNITS IS NOT TIMELY DELIVERED BY THE HOLDER, THE CONSENT WITH RESPECT TO YOUR EQUITY UNITS WILL NOT BE VALID.

CenturyTel, Inc.

CONSENT LETTER

Pursuant to Consent Solicitation Statement
Relating to Outstanding Equity Units
(CUSIP Nos. 156700403 (Corporate Units) and 156700502 (Treasury Units))

The Consent Agent for the Consent Solicitation is:

Wachovia Bank, National Association

By Registered or Certified Mail:	By Hand:	By Courier:
Wachovia Bank, National Association Corporate Actions — NC1153 1625 West W.J. Harris Blvd., 3C3 Charlotte, NC 28262-8522 Attn: Michelle Lee	Wachovia Bank, National Association Corporate Actions — NC1153 1625 West W.J. Harris Blvd., 3C3 Charlotte, NC 28262-8522 Attn: Michelle Lee	Wachovia Bank, National Association Corporate Actions — NC1153 1625 West W.J. Harris Blvd., 3C3 Charlotte, NC 28262-8522 Attn: Michelle Lee
By Facsimile: Attention: Michelle Lee (704) 590-7628

To Confirm by Telephone and for Information, call:

(704) 590-7623

      DELIVERY OF THIS CONSENT LETTER TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

      This Consent Letter relates to the consent solicitation (the “Consent Solicitation”) being made by CenturyTel, Inc. (“CenturyTel”), to Holders (as defined below) of CenturyTel’s outstanding Equity Units (the “Equity Units”), as described in the accompanying Consent Solicitation Statement, dated February      , 2005 (as it may be amended or supplemented, the “Consent Solicitation Statement”). The Consent Solicitation Statement and the instructions accompanying this Consent Letter should be read carefully before this Consent Letter is completed.

      Capitalized terms used herein but not defined herein have the meanings given to them in the Consent Solicitation Statement. The terms and conditions of the Consent Solicitation set forth in the Consent Solicitation Statement under the caption “The Consent Solicitation” are incorporated in this Consent Letter by reference and form part of the terms and conditions of this Consent Letter.

      Holders of Equity Units who wish to consent to the proposed amendments described in the Consent Solicitation Statement (the “Proposed Amendments”) must deliver their properly completed and executed Consent Letter by mail, first-class postage prepaid, hand delivery, overnight courier or by facsimile transmission (with an original to be delivered subsequently) to the Consent Agent (not to CenturyTel) at its address or facsimile number set forth above in accordance with the instructions set forth herein and in the Consent Solicitation Statement. Under no circumstances should any person tender or deliver Equity Units to CenturyTel or the Consent Agent at any time.

      ONLY HOLDERS (AS DEFINED BELOW) ARE ELIGIBLE TO CONSENT TO THE PROPOSED AMENDMENTS. For purposes of the Consent Solicitation, “Holder” means each person, other than CenturyTel and its affiliates, shown on the record of the registrar for the Equity Units as a holder at 5:00 p.m., New York City time, on                     , 2005 (such date and time, as such date and time may be changed from time to time, the “Record Date”). As of the Record Date, all Equity Units were registered in the name of The Depository Trust Company (“DTC”) or its nominee. For purposes of the Consent Solicitation, DTC [has] granted an omnibus proxy authorizing DTC participants (“DTC Participants”) set forth in the official position listing of DTC as of the Record Date to execute and deliver Consent Letters as if they were the Holders of the Equity Units held of record in the name of DTC or its nominee. Accordingly, for purposes of the Consent Solicitation, the term “Holder” means only such DTC Participants as of the Record Date. Any beneficial owner of the Equity Units who is not a Holder of such Equity Units must arrange for the person who is the Holder or such Holder’s assignee or nominee to execute and deliver a Consent Letter on behalf of such beneficial owner.

      CenturyTel reserves the right to establish from time to time a new date and time as the Record Date with respect to the Consent Solicitation and, thereupon, any such new date and time will be deemed to be the “Record Date” for purposes of the Consent Solicitation.

      Each Holder who delivers a Consent and does not validly revoke the Consent on or prior to the Expiration Date will be deemed to have agreed to the Proposed Amendments with respect to any Equity Units held by it on the Record Date or any subsequent holders of such units, and all such holders shall be referred to collectively as “Consenting Holders.” Each Consenting Holder will be entitled to receive the Consent Fee (as defined below) if the conditions set forth herein are satisfied or duly waived by CenturyTel. Any Holder who does not deliver a Consent, or who delivers a Consent and validly revokes it on or before the Expiration Date, will not be entitled to receive the Consent Fee, and the Proposed Amendments, whether or not they become effective, will not be binding on such Holder or its transferees (collectively, “Non-Consenting Holders”). The Proposed Amendments will not become effective and CenturyTel will not be obligated to pay the Consent Fee unless, among other things, CenturyTel receives, on or prior to the Expiration Date, Consents from Consenting Holders with respect to a majority of the Purchase Contracts outstanding on the Record Date, excluding those owned by CenturyTel or its affiliates.

      By execution and delivery hereof, the undersigned acknowledges receipt of the Consent Solicitation Statement. The undersigned hereby represents and warrants that the undersigned is a Holder of the Equity Units indicated below as of the Record Date and has full power and authority to take the action indicated below in respect of such Equity Units. The undersigned will, upon request, execute and deliver any additional documents deemed by CenturyTel or the Consent Agent to be necessary or desirable to perfect the undersigned’s Consent.

2

      The undersigned acknowledges that the undersigned must comply with the provisions of this Consent Letter, and complete the information required herein, to validly consent to the Proposed Amendments. The undersigned further acknowledges and agrees to the following:

(1) Subject to the terms and conditions set forth in the Consent Solicitation Statement, CenturyTel and Wachovia National Bank, National Association (the “Purchase Contract Agent”), will enter into a supplement to the Purchase Contract Agreement, and CenturyTel, the Purchase Contract Agent and JPMorgan Chase Bank (the “Collateral Agent”) will enter into an amendment to the Pledge Agreement (such supplement and amendment being hereinafter collectively referred to as the “Supplements”), which will give effect to the Proposed Amendments as described further in the Consent Solicitation Statement under the heading “The Consent Solicitation — General;”

(2) This Consent will be binding on the Holders of Equity Units to which this Consent relates and on any subsequent holders of such Equity Units, and the Proposed Amendments will become binding on Consenting Holders by acceptance of CenturyTel of the Consents of Holders of more than 50% of the currently issued and outstanding Equity Units, excluding any owned by CenturyTel or its affiliates;

(3) Payment of the Consent Fee for Consents validly given and not revoked will be made only if all Payment Conditions (as defined below under the heading “Consent Fee Instructions”) are satisfied or duly waived by CenturyTel, and will only be made to Consenting Holders giving such Consents and only in the manner specified below under the heading “Consent Fee Instructions;”

(4) A Consent Letter delivered as described in the Consent Solicitation Statement under the heading “The Consent Solicitation — Consent Procedures” and in the instructions hereto will constitute a binding agreement between the undersigned and CenturyTel upon the terms and subject to the conditions of the Consent Solicitation;

(5) The undersigned will not revoke any Consent it grants hereby except in accordance with the procedures set forth herein and in the Consent Solicitation Statement under the heading “The Consent Solicitation — Revocation of Consents;” and

(6) The undersigned must Consent to the Proposed Amendments as a whole; Consents may not be given in favor of or against portions of the Proposed Amendments. If the undersigned delivers a Consent, the undersigned will be deemed to have consented to all of the Proposed Amendments.

3

      Please indicate by marking the appropriate box below whether you wish to (i) consent to the Proposed Amendments or (ii) not consent to the Proposed Amendments. If no box is checked, and this Consent Letter is executed and delivered to the Consent Agent, the undersigned will be deemed to have consented to the Proposed Amendments.

CONSENT	DO NOT CONSENT

      Unless otherwise specified in the table below, this Consent Letter relates to the total stated amount of the Equity Units held of record by the undersigned at 5:00 p.m., New York City time, on the Record Date. If this Consent Letter is intended to relate to less than the total stated amount of the Equity Units so held, the undersigned has listed the aggregate stated amount of the Equity Units for which this Consent is given. If the space provided below is inadequate, list the aggregate stated amounts on a separate signed schedule and affix the list to this Consent Letter.

      The undersigned authorizes the Consent Agent to deliver this Consent Letter to CenturyTel and its representatives as evidence of the undersigned’s actions with respect to the Proposed Amendments.

      The Consents shall be governed by and construed in accordance with the laws of the State of New York.

DESCRIPTION OF EQUITY UNITS AS TO WHICH CONSENTS ARE GIVEN

Consents with Respect to Equity Units
(CUSIP Nos. 156700403 (Corporate Units) and 156700502 (Treasury Units))

		Aggregate Stated	Stated Amount With
Name and Address	DTC Participant	Amount of	Respect to Which
of Holder*	Number(s)**	Equity Units Held***	Consents are Given***

Total Stated Amount Consenting: $
-

* If you hold Equity Units registered in different names, separate Consent Letters must be executed and delivered covering each form of registration.
** This Consent Letter cannot be processed without this information.
*** Unless otherwise indicated, the Holder will be deemed to have delivered a Consent with respect to the entire aggregate stated amount indicated in the column labeled “Aggregate Stated Amount of Equity Units Held.” All stated amounts must be in multiples of $25.

4

CONSENT FEE INSTRUCTIONS

      On the terms and subject to the conditions set forth herein and in the Consent Solicitation Statement, CenturyTel agrees to make a one-time payment described in the Consent Solicitation Statement (the “Consent Fee”) to each Consenting Holder. The Consent Fee will be paid as stated in the Consent Solicitation Statement under the heading “The Consent Solicitation — Consent Fee.” CenturyTel expects that the Consent Fee will be paid to Consenting Holders as soon as practicable after the execution and delivery of the Supplements (such date of payment, the “Payment Date”). Non-Consenting Holders will NOT be entitled to a Consent Fee. The method of delivery of all documents, including fully executed Consent Letters, is at the election and risk of the Holder.

      In order for a Consent to be valid and effective, (a) this Consent Letter must be properly completed, executed and received by the Consent Agent on or prior to the Expiration Date and (b) the Consent must not thereafter be properly revoked as provided herein and in the Consent Solicitation Statement. CenturyTel will not be obligated to pay the Consent Fee for Consents validly delivered and not revoked unless:

(i) CenturyTel receives, on or prior to the Expiration Date, Consents from Consenting Holders with respect to a majority of the Purchase Contracts outstanding on the Record Date, excluding those owned by CenturyTel or its affiliates,

(ii) the Supplements are duly executed and delivered by the Purchase Contract Agent and the Collateral Agent, as applicable, and

(iii) there is no injunction or other proceeding (pending or threatened) or actual or proposed change in applicable laws or regulations which, if adversely determined or if implemented, would make unlawful or invalid or enjoin the Consent Solicitation, the execution or effectiveness of the Proposed Amendments, the payment of the Consent Fee or any transaction related thereto.

      The above conditions (hereinafter collectively referred to as the “Payment Conditions”) to CenturyTel’s obligation to pay the Consent Fee are for the sole benefit of CenturyTel and CenturyTel may, in its sole discretion, waive Payment Conditions for all Holders with respect to the Consent Solicitation, at any time and from time to time. No Consent Fees will be paid if any of the conditions described above are not satisfied or duly waived for any reason.

      CenturyTel reserves the right, in its sole discretion and regardless of whether any of the Payment Conditions have been satisfied, to (i) terminate the Consent Solicitation or amend, waive or modify any of the terms thereof, including the amount of the Consent Fee or the Record Date, at any time on or prior to the Expiration Date and for any reason, by giving notice to the Consent Agent, (ii) extend the Consent Solicitation at any time or from time to time for any reason and (iii) refrain from extending the Consent Solicitation beyond the original Expiration Date or any date to which the Consent Solicitation has been previously extended. In the event that the Consent Solicitation is terminated or for any other reason the Supplements are not executed and delivered, no Consent Fee will be paid. Moreover, even if the Supplements are executed and delivered, if any other Payment Condition is not satisfied, CenturyTel will not be required to pay any Consent Fee.

5

      The Consent Fee may be paid by check or by wire transfer. Please indicate below how and to whom the Consent Fee should be paid. If information for payment both by check and by wire transfer is provided or if incomplete or no payment information is provided, the Consent Fee will be paid by check issued in the name of the Holder and mailed to the address indicated under “Sign Here” below.

      ☐ For check:

SPECIAL PAYMENT INSTRUCTIONS

      To be completed ONLY if the check for the Consent Fee is to be issued in the name of and sent to someone other than the undersigned.

Issue check to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Taxpayer Identification or Social Security Number(s)*
of Payee)

SPECIAL DELIVERY INSTRUCTIONS

      To be completed ONLY if the check for the Consent Fee is to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the following page.

Mail check to:

Name:

(Please Print)

Address:

(Include Zip Code)

*	Please also complete the enclosed Form W-9.

     ☐ For wire transfer:

WIRE TRANSFER INSTRUCTIONS

(Please Print)

Bank Name:

City, State:

ABA #:

Account Name:

Checking A/C #:

f/f/c #:

Re:

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IMPORTANT — READ CAREFULLY

      This Consent Letter must be executed by an authorized DTC Participant in exactly the same manner as its name appears on DTC’s official position listing as of the Record Date. If the Equity Units are held of record by two or more joint Holders, all such Holders must sign this Consent Letter. If a signature is by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other holder acting in a fiduciary or representative capacity for a Holder, such person should so indicate when signing and must submit proper evidence satisfactory to CenturyTel of such person’s authority to so act on behalf of such Holder. If a Holder has Equity Units registered in different names, separate Consent Letters must be executed and delivered covering each form of registration. Any beneficial owner of the Equity Units who is not a DTC Participant listed on DTC’s records for such Equity Units on the Record Date must arrange with the person who is the DTC Participant of record on the Record Date to execute and deliver this Consent Letter on behalf of such beneficial owner.

      By executing this Consent Letter, the undersigned acknowledges that it has carefully read the text under the heading “Risk Factors” in the Consent Solicitation Statement and hereby agrees to assume the risks described therein, including the risk that implementation of the Proposed Amendments could adversely affect the listing and liquidity of the Equity Units.

SIGN HERE*

Signature(s) of Holder(s)

Date:

Name(s):

(Please Print)

Capacity (full title):

Address:

(Include Zip Code)

Area Code and Telephone No.:

Tax Identification or Social Security No.:

GUARANTEE OF SIGNATURE(S)

(If required, see instructions 8 and 9 below)

Authorized Signature:

Name and Title:

(Please Print)

Date:

Name of Firm:

* All information, including address, is required in order for this Consent to be valid.

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INSTRUCTIONS FOR CONSENTING HOLDERS

Forming Part of the Terms and Conditions of the Consent Solicitation

      1. No Alteration; Waiver of Notice of Acceptance. No alternative, conditional or contingent Consents will be accepted. Consenting Holders, by execution and delivery of this Consent Letter (or facsimile hereof), waive any right to receive notice of the acceptance of their Consent.

      2. Inadequate Space. If the space provided above to list the stated amount and certificate numbers of the Equity Units is inadequate, such information should be listed on a separate schedule affixed to this Consent Letter.

      3. Delivery of this Consent Letter. Upon the terms and subject to the conditions set forth herein and in the Consent Solicitation Statement, a properly completed and duly executed copy of this Consent Letter and any other documents required by this Consent Letter must be received by the Consent Agent at its address or facsimile number set forth on the cover hereof on or prior to the Expiration Date (provided that the executed original of each document sent by facsimile transmission on or prior to the Expiration Date must be received by the Consent Agent at its address prior to 5:00 p.m., New York City time, on the third business day following the Expiration Date). The method of delivery of this Consent Letter and all other required documents to the Consent Agent is at the risk of the Holder, and the delivery will be deemed made only when actually received by the Consent Agent. In all cases, sufficient time should be allowed to assure timely delivery. No Consent Letter should be sent to any person other than the Consent Agent.

      4. Expiration Date. The Consent Solicitation expires at 5:00 p.m., New York City time, on March           , 2005, unless CenturyTel, in its sole discretion, extends the period during which the Consent Solicitation is open, in which case the term “Expiration Date” shall mean the latest date and time to which the Consent Solicitation is extended. In order to extend the Expiration Date, CenturyTel will notify the Consent Agent in writing or orally (promptly confirmed in writing) of any extension and will make a public announcement thereof, each not later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date. CenturyTel may extend the Consent Solicitation on a daily basis or for such specified period of time as they determine in their sole discretion. Failure by any Holder or beneficial owner of the Equity Units to learn of such public announcement will not affect the extension of the Consent Solicitation.

      5. Questions Regarding Validity, Form, Legality. All questions as to the validity, form, eligibility (including time of receipt) and revocations of Consents will be resolved by CenturyTel whose determinations will be conclusive and binding. CenturyTel reserves the absolute right to reject any or all Consents and revocations that are not in proper form or the acceptance of which could, in the opinion of CenturyTel’s counsel, be unlawful. CenturyTel also reserves the right to waive any irregularities in connection with deliveries which CenturyTel may require to be cured within such time as CenturyTel determines. None of CenturyTel, the Consent Agent, any of their respective affiliates or any other person shall have any duty to give notification of any such irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. Deliveries of Consent Letters or notices of revocation will not be deemed to have been made until such irregularities have been cured or waived. CenturyTel’s interpretation of the terms and conditions of the Consent Solicitation (including this Consent Letter and the accompanying Consent Solicitation Statement and the instructions hereto and thereto) will be final and binding on all parties.

      6. Holders Entitled to Consent. Only the DTC Participants holding the Equity Units of record as of the Record Date in DTC may execute and deliver Consents. Any beneficial owner of Equity Units who was not a Holder of such Equity Units on the Record Date (e.g., if such securities are held in the name of DTC for the account of the beneficial owner’s broker, dealer, commercial bank, trust company or other nominee institution as DTC Participant or if ownership of the Equity Units has been transferred after the Record Date) must arrange with the person who was the Holder on the Record Date to execute and deliver this Consent Letter on behalf of such beneficial owner. All properly completed and executed Consent Letters received on or prior to the Expiration Date will be counted, notwithstanding any transfer of the Equity Units to which such Consent Letter relates or change in the DTC Participant holding such Equity Units in DTC, unless the Consent Agent receives from the Holder who submitted the Consent Letter a written notice of revocation bearing a date later than the date of the prior Consent Letter prior to the Expiration Date.

      7. Waiver of Rights Under Purchase Contract Agreement with Respect to the Establishment of the Record Date. By executing and delivering the Consent Letter, the Holder will be deemed to waive any and all requirements under the

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Purchase Contract Agreement regarding the establishment of the Record Date, including any requirement that such date be established on or by a specific date or during a specific period prior to the Consent Solicitation.

      8. Signatures on this Consent Letter. This Consent Letter must be signed by the Holder(s) on the Record Date of the Equity Units with respect to which this Consent is given, and the signature(s) of such Holder(s) must correspond with the name(s) as set forth in DTC’s official position listing on the Record Date without alteration, enlargement or any change whatsoever.

      If any of the Equity Units with respect to which this Consent is given were held of record on the Record Date by two or more joint Holders, all such Holders must sign this Consent Letter. If any Equity Units with respect to which this Consent is given have different Holders, it will be necessary to complete, sign and submit as many separate copies of this Consent Letter and any necessary accompanying documents as there are different Holders.

      If this Consent Letter is signed by trustees, partners, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity for a Holder, such persons should indicate such fact when signing, and, unless waived by CenturyTel, evidence satisfactory to CenturyTel of its authority to so act on behalf of such Holder must be submitted with this Consent Letter.

      9. Signature Guarantees. All signatures on this Consent Letter must be guaranteed by a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, including (as such terms are defined therein): (a) a bank; (b) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (c) a credit union; (d) a national securities exchange, registered securities association or clearing agency; or (e) a savings institution that is a participant in a Securities Transfer Association recognized program (each an “Eligible Institution”). However, signatures need not be guaranteed if this Consent is executed by an Eligible Institution. If the Holder of the Equity Units is a person other than the signer of this Consent Letter, see Instruction 8.

      10. Revocation of Consent. Any Holder of Equity Units as of the Record Date who has consented to the adoption of the Proposed Amendments prior to the Expiration Date may revoke such Consent as to such Equity Units or any portion of such Equity Units (in integral multiples of $25 stated amount only) by delivering a written notice of revocation executed by such Holder bearing a date later than the date of the prior Consent Letter to the Consent Agent at any time prior to the Expiration Date. The transfer of the Equity Units after the Record Date will not have the effect of revoking any Consent theretofore validly given by a Holder of such Equity Units, and each properly completed, executed and delivered Consent Letter will be counted notwithstanding any transfer of the Equity Units to which such Consent relates or change in the DTC Participant holding such Equity Units in DTC, unless the procedure for revoking Consents described below has been complied with.

      To be effective, a notice of revocation must be in writing, must contain the name of the Holder as of the Record Date, and the aggregate stated amount of the Equity Units to which it relates and must be signed by the same Holder and in the same manner as the original Consent Letter. All revocations of Consents must be sent to the Consent Agent at its address set forth in this Consent Letter.

      To be effective, the revocation must be executed by the same Holder of Equity Units and in the same manner as the original Consent Letter being revoked. A revocation of the Consent will be effective only as to the Equity Units listed on the revocation and only if such revocation complies with the provisions of this Consent Letter and the Consent Solicitation Statement. Only a Holder of the Equity Units as of the Record Date is entitled to revoke a Consent previously given. A beneficial owner of the Equity Units must arrange with the Holder as of the Record Date to execute and deliver on its behalf a revocation of any Consent already given with respect to such Equity Units. A purported notice of revocation that is not received by the Consent Agent in a timely fashion as a valid revocation will not be effective to revoke a Consent previously given.

      A revocation of a Consent may be rescinded only by the proper execution and delivery at any time prior to the Expiration Date of a new Consent Letter bearing a date later than the date of the prior notice of revocation.

      Prior to the Expiration Date, CenturyTel intends to consult with the Consent Agent to determine whether the Consent Agent has received any revocations of Consents. CenturyTel reserves the right to contest the validity of any such revocations.

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      11. Waiver of Conditions. CenturyTel reserves the absolute right, subject to applicable law, at any time prior to execution and delivery of the Supplements to amend, waive or modify the terms and conditions of the Consent Solicitation.

      12. Termination. In the event the Consent Solicitation is abandoned or terminated prior to execution and delivery of the Supplements or the Supplements are not executed and delivered for any other reason, any Consents given with respect to the Consent Solicitation will be voided and no Consent Fee will be paid to the Holders with respect to such Consents. Moreover, even if the Supplements are executed and delivered, if any other Payment Condition is not satisfied, CenturyTel will not be required to pay any Consent Fee. In the event that the Consent Solicitation is not completed for any reason, subject to the requirements of applicable law, CenturyTel reserves the right to enter into private transactions with Holders to settle their Purchase Contracts on terms that are substantially similar to those contemplated hereunder.

      13. Questions and Requests for Assistance and Additional Copies. Questions concerning the terms of the Consent Solicitation or requests for assistance in completing this Consent Letter should be directed to CenturyTel at the address and telephone and facsimile number indicated on the back page of this Consent Letter. Requests for additional copies of the Consent Solicitation Statement, this Consent Letter or other related documents should be directed to the Consent Agent at the address and telephone and facsimile number indicated on the back page of this Consent Letter.

IMPORTANT INFORMATION REGARDING FEDERAL INCOME TAX BACKUP WITHHOLDING

      The discussion of federal income tax backup withholding set forth below is included for general information only. Each Holder is urged to consult such Holder’s tax advisor to determine the particular federal income tax backup withholding consequences to such Holder of the Consents and receipt of the Consent Fee. The discussion does not consider the effect of any applicable foreign, state, local, or other tax withholding laws. Foreign persons should consult their tax advisors regarding applicable federal tax withholding requirements.

Substitute Form W-9

      Under the federal income tax laws, the Consent Agent may be required to withhold 28% of the amount of any payment made to certain Holders pursuant to the Consent Solicitation. In order to avoid such backup withholding, each Holder must provide the Consent Agent with such Holder’s correct Taxpayer Identification Number (“TIN”) by completing and returning the Substitute Form W-9 included herein. In general, if a Holder is an individual, the TIN is the Social Security number of such individual. If the Consent Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. Certain Holders (including, among others, most corporations) are not subject to these backup withholding and reporting requirements. For further information regarding backup withholding and instructions for completing Substitute Form W-9 (including how to obtain a TIN if the Holder does not have one), the Holder should consult Substitute Form W-9 and the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” or the Holder’s tax advisor.

Consequences of Failure to File Substitute Form W-9

      Failure to complete the Substitute Form W-9 may require the Consent Agent to withhold 28% of the amount of any payments made pursuant to the Consent Solicitation. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Holder may claim a refund from the Internal Revenue Service.

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PAYOR’S NAME: CenturyTel, Inc.

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW
---------------------------------------
Social Security Number
(If awaiting TIN write “Applied For”)
OR

---------------------------------------
Employer Identification Number
(If awaiting TIN write “Applied For”)

Part 2 — Certificate — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued for me), and

(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the ‘IRS‘) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax returns. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines)

Signature Date ------------------------------------------ , 2005	Part 3 Awaiting TIN ☐

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9:

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Consent Agent by the time of payment, 28% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days.

Signature ______________________________  Date _________________________ , 2005

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      Any questions or requests for assistance may be directed to the CenturyTel at: CenturyTel, Inc., 100 CenturyTel Drive, Monroe, Louisiana 71203, Telephone No.: (318) 388-9000, Attention: Treasury Department. Any requests for additional copies of the Consent Solicitation Statement or the Consent Letter may be directed to the Consent Agent at its telephone number and address set forth below. You may also contact your broker-dealer, commercial bank, trust company or other nominee holder of Equity Units for assistance concerning the Consent Solicitation.

The Consent Agent for the Consent Solicitation is:

Wachovia Bank, National Association

Corporate Actions — NC 1153

1525 W.T. Harris Blvd., 3C3
Charlotte, NC 28262-8522
Attn: Michelle Lee
(704) 590-7623

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GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

      GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYOR. — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the Payor.

Give the SOCIAL
SECURITY number
For this type of account:		of —

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under State law	The actual owner(1)
5.	Sole proprietorship or single-owner LLC	The owner(3)
6.	Sole proprietorship or single-owner LLC	The owner(3)

For this type of account:		Give the EMPLOYER IDENTIFICATION number of —

7.	A valid trust, estate, or pension trust	The legal entity(4)
8.	Corporate or LLC electing corporate status on Form 8837	The corporation
9.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
10.	Partnership or multi-member LLC	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business name or “doing business as” name. Use either individual’s social security number or business’s employer identification number (if it has one).
(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Number Card (for resident individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities), or Form W-7, Application for IRS Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

To complete Substitute Form W-9 if you do not have a taxpayer identification number, write “Applied For” in the space for the taxpayer identification number, sign and date the form, and give it to the requester. Generally, you will then have 60 days to obtain a taxpayer identification number and furnish it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees Exempt from Backup Withholding

Payees generally exempted from backup withholding include the following:

•	A corporation.

•	A financial institution.

•	An organization exempt from tax under section 501(a), or an individual retirement plan.

•	The United States or any agency or instrumentality thereof.

•	A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•	A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•	An international organization or any agency, or instrumentality thereof.

•	A dealer required to register in securities or commodities registered in the U.S. or a possession of the U.S.

•	A real estate investment trust.

•	A common trust fund operated by a bank under section 584(a).

•	An exempt charitable remainder trust, or a non-exempt trust described in section 4947.

•	An entity registered at all times under the Investment Company Act of 1940.

•	A foreign central bank of issue.

Payments of dividend and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under section 1441.

•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.

•	Payments of patronage dividends where the amount received is not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the Payor’s trade or business and you have not provided your correct taxpayer identification number to the Payor.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852).

•	Payments described in section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451.

•	Payments made by certain foreign organizations.

•	Payments made to a nominee.

Exempt payees described above should file Substitute Form W-9 as follows to avoid possible erroneous backup withholding:

FILE SUBSTITUTE FORM W-9 WITH THE PAYOR BY FURNISHING YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN TO THE PAYOR.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

Privacy Act Notice. — Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to Payors who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a Payor. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your taxpayer identification number to a Payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Failure to Report Certain Dividend and Interest Payments. — If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 20% on any portion of an under-payment attributable to that failure unless there is clear and convincing evidence to the contrary.
(3) Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(4) Criminal Penalty for Falsifying Information — Wilfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX

ADVISOR OR THE INTERNAL REVENUE SERVICE.